UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2016
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2016, Wolverine World Wide, Inc. (the "Company") held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The Company's stockholders voted upon four proposals at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

Item 1: Election of Directors for Terms Expiring in 2019

The stockholders elected four candidates nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of stockholders to be held in 2019 or until their respective successors, if any, have been elected and qualified. The following sets forth the results of the voting with respect to each candidate:

Name of Candidate	For	Authority Withheld	Broker Non-Votes
Jeffrey M. Boromisa	75,244,457	12,464,533	6,214,721
Gina R. Boswell	85,336,194	2,372,796	6,214,721
David T. Kollat	86,625,980	1,083,010	6,214,721
Timothy J. O'Donovan	85,064,946	2,644,044	6,214,721

Item 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions
92,397,649	1,451,929	74,133
The proposal to ratify the appointment of Ernst & Young LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

Item 3: Advisory Resolution to Approve Executive Compensation

The following sets forth the results of the voting with respect to the advisory vote regarding the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
25,023,293	59,734,719	2,950,978	6,214,721

Proposal 4: Approval of Wolverine World Wide, Inc. Stock Incentive Plan of 2016

The stockholders approved the Wolverine World Wide, Inc. Stock Incentive Plan of 2016. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-Votes
79,354,689	8,172,853	181,448	6,214,721

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2016	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Brendan M. Gibbons
Brendan M. Gibbons
Vice President, General Counsel and Secretary